UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934

July 31, 2023
Date of Report (Date of earliest event reported)

Pitney Bowes Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-3579	06-0495050
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3001 Summer Street
Stamford, Connecticut 06926
(Address of principal executive offices)

(203) 356-5000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $1 par value per share	PBI	New York Stock Exchange
6.70% Notes due 2043	PBI.PRB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01.	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Note Purchase Agreement

On July 31, 2023, Pitney Bowes Inc. (the “Company”) entered into a Note Purchase Agreement (the “Note Purchase Agreement”) by and among the Company, as issuer, the noteholders party thereto and Alter Domus (US) LLC, as noteholder representative.  The noteholders include funds managed by Oaktree Capital Management, L.P.  The Note Purchase Agreement provides for the private issuance of senior secured notes in an aggregate principal amount of $275,000,000 (the “Senior Secured Notes”).  The majority of the proceeds of the Senior Secured Notes will be used to redeem in full the Company’s 4.625% Notes due 2024 (the “2024 Notes”) on the redemption date for such notes.  The remainder of the proceeds will be used to repay a portion of the term loans outstanding under the Company’s existing credit agreement, and pay fees and expenses in connection with the foregoing.

The Senior Secured Notes will mature on March 19, 2028.  The Senior Secured Notes will bear interest at a rate equal to the term SOFR rate, plus a margin of 6.90%.  The Note Purchase Agreement requires the Company to repurchase the Notes in an aggregate principal amount equal to 1.00% per annum, on the last business day of each calendar quarter.  Optional redemptions of the Senior Secured Notes are permitted, subject to payment of a redemption premium equal to, (i) until the first anniversary of the date of the issuance of the Senior Secured Notes (the “Closing Date”), a customary make-whole amount, plus 5.00% of the principal amount of the Senior Secured Notes being redeemed, (ii) from the first anniversary of the Closing Date until the second anniversary of the Closing Date, 5.00% of the principal amount of the Senior Secured Notes being redeemed, (iii) from the second anniversary of the Closing Date until the third anniversary of the Closing Date, 2.00% of the principal amount of the Notes being redeemed, and (iv) thereafter, 0%.

The Senior Secured Notes are secured, on a pari passu basis with the indebtedness under the Company’s existing credit agreement, by substantially all of the assets of the Company and certain of its subsidiaries that act as guarantors with respect to the Senior Secured Notes, subject to customary exclusions and limitations set forth in the Note Purchase Agreement and the other note documents executed in connection therewith.  The Note Purchase Agreement contains customary representations and warranties and affirmative and negative covenants, including negative covenants that limit the ability of the Company and the Company’s restricted subsidiaries to incur additional debt, incur or permit liens on assets, make investments and acquisitions, consolidate or merge with any other company, engage in asset sales and make dividends and distributions.

Obligations under the Note Purchase Agreement may be accelerated upon the occurrence of certain customary events of default (subject to grace periods, as appropriate), including among others: nonpayment of principal, interest or fees; breach of the affirmative, negative or financial covenants; breach of the representations or warranties in any material respect; events of default with respect to other material indebtedness; bankruptcy or insolvency; material judgments entered against the Company or any of our restricted subsidiaries that are not promptly paid or stayed; invalidity or unenforceability of the Note Purchase Agreement or other documents associated with the Note Purchase Agreement; and a change of control of the Company.

Credit Agreement Amendment

On July 31, 2023, the Company entered into a Sixth Amendment (the “Amendment”) to the Credit Agreement, dated as of November 1, 2019 (as previously amended, the “Existing Credit Agreement”), by and among the Company, the subsidiaries of the Company party thereto, the lenders and issuing banks party thereto and JPMorgan Chase Bank, N.A., as administrative agent.  The Amendment makes certain changes to the Existing Credit Agreement to conform to the Note Purchase Agreement, including, without limitation, providing for potential guarantees and security from foreign subsidiaries in certain specified jurisdictions, adjusting certain negative covenant baskets while the Note Purchase Agreement remains outstanding, and other revisions set forth therein.

The foregoing description of the Note Purchase Agreement and the Amendment does not purport to be complete and is qualified in its entirety by reference to the Note Purchase Agreement and the Amendment, copies of which are attached as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and incorporated into this Item 1.01 by reference.

ITEM 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The information set forth in Item 1.01 of this Current Report on Form 8-K regarding the Amendment is incorporated herein by reference.

ITEM 7.01	REGULATION FD DISCLOSURE.

On July 31, 2023, the Company called for redemption of all of its outstanding 2024 Notes, which were issued pursuant to an Indenture dated as of February 14, 2005, as supplemented and amended from time to time, between the Company, as issuer, and The Bank of New York Mellon, successor to Citibank, N.A., as trustee (the “Trustee”).

The Notes will be redeemed on August 30, 2023 (the “Redemption Date”) at a redemption price equal to the sum of 100% of the aggregate principal amount of the Notes being redeemed, accrued but unpaid interest on the Notes to such Redemption Date, and any make-whole amount.

A notice of redemption has been delivered by the Trustee to all registered holders of the Notes.

Forward Looking Statements

This Current Report on Form 8-K contains statements that are forward-looking within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended.  These forward-looking statements, including statements concerning the Senior Secured Notes, the effects of the revised terms included in the Amendment, the further amendment of the Existing Credit Agreement and the Company’s intention to redeem the 2024 Notes, are based on current expectations and assumptions that are subject to risks and uncertainties, and actual results could differ materially.  Words such as “will,” “may,” and similar expressions may identify such forward-looking statements.  We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.  Refer to the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, filed with the SEC for a discussion of important factors that could cause actual results to differ materially from forward-looking statements.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

Exhibit Number	Description
10.1	Note Purchase Agreement, dated June 31, 2023, by and among Pitney Bowes Inc., the noteholders party thereto and Alter Domus (US) LLC, as noteholder representative
10.2
Sixth Amendment, dated as of July 31, 2023, among Pitney Bowes Inc., the subsidiaries of Pitney Bowes Inc. party thereto, the lenders and issuing banks party thereto, and JPMorgan Chase Bank, N.A., as administrative agent

(104)	The cover page Pitney Bowes Inc.’s Current Report on Form 8-K, formatted in Inline XBRL (included as Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pitney Bowes Inc.

	By:	/s/ Geoffrey Kupferschmid
Name: Geoffrey Kupferschmid
Date: July 31, 2023	Title: Vice President and Treasurer